UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                  811-2715

Exact name of registrant as specified in charter:    Delaware Group State
                                                     Tax-Free Income Trust

Address of principal executive offices:              2005 Market Street
                                                     Philadelphia, PA 19103

Name and address of agent for service:               David F. Connor, Esq.
                                                     2005 Market Street
                                                     Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end:                             February 28

Date of reporting period:                            February 28, 2006

Item 1.  Reports to Stockholders

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FIXED INCOME                                      [DELAWARE INVESTMENTS(R) LOGO]

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Annual Report FEBRUARY 28, 2006
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                                DELAWARE TAX-FREE PENNSYLVANIA FUND

[POWERED BY RESEARCH(R) LOGO]

Table
   OF CONTENTS

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PORTFOLIO MANAGEMENT REVIEW                              1
------------------------------------------------------------
PERFORMANCE SUMMARY                                      4
------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                              6
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SECTOR ALLOCATION                                        7
------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                               8

   Statement of Operations                              12

   Statements of Changes in Net Assets                  13

   Financial Highlights                                 14

   Notes to Financial Statements                        17

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REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                               20
------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                21
------------------------------------------------------------
ABOUT THE ORGANIZATION                                  23
------------------------------------------------------------

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2006 Delaware Distributors, L.P.

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                                             Delaware Tax-Free Pennsylvania Fund
Portfolio                                    February 28, 2006
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   MANAGEMENT REVIEW

Fund Managers

Patrick P. Coyne
Executive Vice President, Managing Director, Head of Equity Investments

Mr. Coyne leads the investment team overseeing Delaware Investments(R) and Lincoln Financial Group(R) and asset allocation funds. He joined Delaware Investments(R) in 1989 and initially co-managed portfolios and traded securities for the company's nuclear decommissioning trust clients. He led the firm's municipal and tax-efficient fixed income investments teams from 1996 to 2004, and in January 2003 was appointed managing director and co-head of the fixed income department. Mr. Coyne began his career with Kidder, Peabody & Co., where he managed the firm's Philadelphia trading desk. He has lectured on securities trading and portfolio management at the Philadelphia Bond Club. He serves as president of the Lincoln National Income Fund, Inc. and the Lincoln National
Convertible Securities Fund, Inc. Mr. Coyne graduated magna cum laude from Harvard University and earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Collins is a co-portfolio manager of several of Delaware Investments(R) municipal bond funds and client accounts. Prior to joining Delaware Investments(R) in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust Company. Mr. Collins earned a bachelor's degree in economics from Ursinus College, and he is also a former president of the Financial Analysts of Wilmington, Del.

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department,
Senior Portfolio Manager

Mr. Baxter heads the Delaware Investments(R) municipal bond department and is responsible for setting investment strategy. He is also a co-portfolio manager of municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor's degree in finance and marketing from LaSalle University.

Q: What was the investment environment like for Delaware Tax-Free Pennsylvania Fund during the fiscal year ended February 28, 2006?

Changes in interest rates and municipal bond refinancings were among the key stories in the municipal bond market during the fiscal year. The Federal Reserve Board maintained its policy of tightening U.S. monetary policy, aimed at keeping inflation in check. This included a continuous string of eight quarter-point increases to the fed funds rate, which took this target for short-term interest rates from 2.50% on February 28, 2005 to 4.50% as of February 28, 2006 (source:
Bloomberg).

Despite the fed's actions on short-term interest rates, longer term rates did not follow suit and generally remained low throughout the course of the fiscal year. The 30-year Treasury bond yield, for instance, actually declined over the course of the fiscal year, from 4.70% at the start of the year to 4.51% on February 28, 2006. Similarly, the 30-year municipal bond yield declined from 4.48% to 4.36% during the same period (source: Bloomberg).

Due to their tax-advantaged status, municipal bonds typically trade at lower yields than Treasury securities. During the year, municipals generally held their value compared to Treasuries. Although the relationship varied throughout the year, yields on 30-year AAA-rated municipals -- measured as a percentage of the yield on long Treasury bonds -- started the fiscal year at 95.8% and ended the year with yields at about 95.5% of the long Treasury bond on February 28, 2006 (source: Thomson Financial).

Rising short-term rates, coupled with long-term rates' downward trend, created a situation that economists typically refer to as a "flattening yield curve." That is, the difference between short- and long-term bond yields grows smaller across the spectrum of maturities.

In this type of environment, bonds with intermediate maturities -- those in the three- to seven-year maturity range -- frequently underperform. We found this to be particularly true during the second half of the fiscal year, when the flattening of the yield curve became more pronounced.

Credit quality among municipal bond issuers generally improved during the fiscal year, and it was another factor influencing the markets. As a result of improving credit quality, demand generally increased for high yield -- or non-investment grade -- bonds. High yield securities performed well. Similarly, among investment grade municipal bonds, lower-rated securities often outperformed higher-rated securities by a significant margin on a total return basis.

Q: What other market-related events influenced Fund performance?

Issuance of new municipal bonds remained strong during most of the fiscal year. Supply of new municipal bonds is typically assessed on a calendar year basis and, supply in calendar 2005 totaled a record $408 billion. New issuance in 2005 for the Commonwealth of Pennsylvania increased 28% to total $17.8 billion (source: Municipal Market Data).

Driving that record issuance was low interest rates, which provided many issuers with refinancing opportunities. We believe the ability of the market to absorb additional supply was aided by non-traditional buyers (buyers more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds). As more and more municipal issuers refinanced in 2005, new issuance dropped off. By the first months of 2006, the rate of new issuance had declined significantly.

The economy in Pennsylvania generally grew, and is expected to continue to do so, as a result of the $2 billion in-state economic stimulus and the recent approval of legalized gaming (slots). Gaming is expected by some estimates to create more than $1 billion of annual revenue, which would be used to lower local school property taxes. Debt issued over a four year period is expected to fund the economic stimulus program. This funding, combined with private investments, will be invested in economic development projects within the state. We believe Pennsylvania benefits from a low debt burden and a well-funded state pension system.

Pennsylvania has long been known as a heavily industrialized state; however, much has changed in recent years. We believe Pennsylvania now has a diverse economic base, excellent educational facilities, and strong health care systems. Although manufacturing jobs continue to decline, there have been employment gains in education, health care, leisure/hospitality, and retail trade sectors. Despite the recent strong economic showing, Pennsylvania is challenged by weak demographics and below average employment growth. The Commonwealth's population base is among the eldest in the nation.

Q: How did Delaware Tax-Free Pennsylvania Fund perform versus its benchmark index and peer funds?

Delaware Tax-Free Pennsylvania Fund returned 3.97% at net asset value and -0.66% at maximum offer price (both returns include distributions reinvested). By comparison, the 61 funds in the Lipper Pennsylvania Municipal Debt Funds category gained an average of 3.37% for the same period. The Fund's benchmark -- the national Lehman Brothers Municipal Bond Index -- gained 3.87%.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 4.

Q: What strategies did you pursue during the year, and how did they influence the Fund's performance?

With a flattening yield curve and general outperformance by lower-rated securities, the story throughout the Fund's fiscal year was often about actions we chose not to take within the Fund, rather than those we did.

In the environment that prevailed, our approach to the municipal bond markets at times dictated that we stay the course and ultimately resulted in limited transactions. During the year, it was possible for municipal bond investors to gain total return performance by favoring lower-rated bonds or by taking on additional interest rate risk. Consistent with our philosophy, our approach was to find and hold mid to low investment grade bonds with attractive income.

The objective of Delaware Tax-Free Pennsylvania Fund is a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, with preservation of capital. During much of the year, our preferred way to achieve that objective was to hold onto legacy bonds -- securities purchased in prior fiscal periods -- and to depend on the attractive bond yields that already exist within our portfolio of investments. Generally speaking, with interest rates in decline, it became increasingly difficult to identify bonds in the marketplace that were more attractive than our holdings in the portfolio. We believed that rotating out of these legacy bonds would only serve to decrease the Fund's yield and potentially create undesirable taxable events.

We adhered to our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds.

A key reason for maintaining the status quo much of the year is that we consider the Fund a yield-oriented vehicle. One of the principles of our investment approach is that we believe income is the most significant and predictable component of total return over time. Price change is highly volatile and less significant.

As such, we also do not typically make bold interest rate forecasts, and when we do adjust the Fund's duration (a measure of the Fund's sensitivity to interest rate changes), we attempt to track the average duration of our peer group. This strategy proved beneficial during the fourth calendar quarter of 2005, as economic uncertainty increased in the aftermath of the Gulf coast hurricanes. During that volatile period in the market, Delaware Tax-Free Pennsylvania Fund generally tracked the performance of its peer group. We did trim the Fund's duration late in the fiscal year, in anticipation of further interest rate increases.

During the course of the fiscal year, the Fund's makeup by sector and credit rating was not strategically altered.

Q: How did individual securities influence performance?

Bonds issued to finance hospitals and other healthcare-industry projects outperformed during the fiscal year. These bonds are frequently lower-rated investment grade issues (rated A or BBB), and their outperformance as a group was in keeping with the trend of strong performance among lower-rated issues. An example is a bond issued by Allegheny County Hospital Development Authority for the Ohio Valley General Hospital.

Tax-free municipal bonds backed by corporations also frequently saw a measure of gain. Bonds issued by the Pennsylvania Economic Development Authority for Amtrak and Proctor & Gamble were among holdings in this category. The Amtrak bonds performed well along with other lower-rated securities. The Proctor & Gamble bonds outperformed because of their long duration.

In the declining interest rate environment, refundings and bond restructurings occasionally influenced performance, with both positive and negative outcomes at times. For example, several bonds in the Fund were prerefunded during the year. When a bond becomes prerefunded, a new bond is issued, and the proceeds are placed in escrow to be invested in U.S. Treasury securities. The proceeds generated are then used to pay the principal and interest on the prerefunded bond. As such, these bonds typically receive the highest credit ratings and benefit from a price boost when they initially become prerefunded. A bond issued to finance a Wellspan Heath Center was a Fund holding that became prerefunded.

On the other hand, bonds that were prerefunded in prior periods tend to underperform as the yield curve flattens, as do bonds with short call dates. We had holdings in these categories as well, which detracted from performance versus the benchmark and peers.

Similarly, a bond issued by the Delaware County Industrial Development Authority for Main Line Health was restructured during the year. This bond restructuring caused the security to be a detractor for us when measuring relative performance over the course of the fiscal year.

Q: How was the portfolio positioned at the end of the period, to begin the 2006-2007 fiscal year?

More than 70% of the securities in the portfolio were rated either AAA or AA, and more than 96% of net assets were in securities with investment grade credit ratings. Bonds supporting finance of educational institutions and hospitals continued to be the Fund's largest sectors. We aimed to position the Fund neutrally compared to our peers with regard to interest rate risk, expecting at least some further rate hikes by the Fed in 2006. Our recent shortening of duration is designed to be a conservative measure, as there is still some degree of uncertainty with regard to the direction of the economy and the intermediate-term interest rate outlook. We will continue to seek opportunities to reposition the Fund, with the hope that future quarters may offer municipal investors a more accommodating investment environment.

Performance Summary
   DELAWARE TAX-FREE PENNSYLVANIA FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Pennsylvania Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through February 28, 2006      Lifetime   10 Years   Five Years   One Year
--------------------------------------------------------------------------
Class A (Est. 3/23/77)
Excluding Sales Charge          + 6.10%    + 4.86%    + 5.44%      +3.97%
Including Sales Charge          + 5.94%    + 4.37%    + 4.47%      -0.66%
--------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge          + 4.67%    + 4.19%    + 4.62%      +3.17%
Including Sales Charge          + 4.67%    + 4.19%    + 4.37%      -0.81%
--------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge          + 4.05%    + 4.03%    + 4.62%      + 3.17%
Including Sales Charge          + 4.05%    + 4.03%    + 4.62%      + 2.18%
--------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and for periods after June 1, 1992, have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount to 0.25% through June, 30 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for Class A shares of Delaware Tax-Free Pennsylvania Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund Basics
As of February 28, 2006

--------------------------------------------------------------------------------

FUND OBJECTIVE:

The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital.

--------------------------------------------------------------------------------

TOTAL FUND NET ASSETS:

$596 million

--------------------------------------------------------------------------------

NUMBER OF HOLDINGS:

118

--------------------------------------------------------------------------------

FUND START DATE:

March 23, 1977

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NASDAQ SYMBOLS:

Class A DELIX
Class B DPTBX
Class C DPTCX

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Performance of a $10,000 Investment

February 29, 1996 through February 28, 2006

                           Delaware Tax-Free         Lehman Brothers
                           Pennsylvania Fund         Municipal Bond
                           Class A Shares                 Index
               2/29/1996        $  9,550                $ 10,000
               2/28/1997        $  9,965                $ 10,551
               2/28/1998        $ 10,741                $ 11,515
               2/28/1999        $ 11,240                $ 12,224
               2/29/2000        $ 10,658                $ 11,969
               2/28/2001        $ 11,773                $ 13,446
               2/28/2002        $ 12,571                $ 14,366
               2/28/2003        $ 13,486                $ 15,468
               2/29/2004        $ 14,294                $ 16,442
               2/28/2005        $ 14,756                $ 16,929
               2/28/2006        $ 15,341                $ 17,584

Chart assumes $10,000 invested on February 29, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

--------------------------------------------------------------------------------

Disclosure                 For the Period September 1, 2005 to February 28, 2006
--------------------------------------------------------------------------------
   OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2005 to February 28, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table, reflect fee waivers in effect for Class A shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Pennsylvania Fund
Expense Analysis of an Investment of $1,000

                                                                 Expenses
                         Beginning      Ending                  Paid During
                          Account      Account     Annualized     Period
                           Value        Value       Expense      9/1/05 to
                           9/1/05      2/28/06       Ratios      2/28/06*
Actual Fund Return
Class A                  $ 1,000.00   $ 1,007.60      0.91%       $ 4.53
Class B                    1,000.00     1,003.70      1.68%         8.35
Class C                    1,000.00     1,003.70      1.68%         8.35
--------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                  $ 1,000.00   $ 1,020.28      0.91%       $ 4.56
Class B                    1,000.00     1,016.46      1.68%         8.40
Class C                    1,000.00     1,016.46      1.68%         8.40
--------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
Sector Allocation                                        As of February 28, 2006
--------------------------------------------------------------------------------
   DELAWARE TAX-FREE PENNSYLVANIA FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                   Percentage
Sector                                            of Net Assets
---------------------------------------------------------------
Municipal Bonds                                       96.58%
---------------------------------------------------------------
Airport Revenue Bonds                                  2.49%

Continuing Care/Retirement Revenue Bonds               2.46%

Corporate Backed Revenue Bonds                        10.31%

Electric & Gas Revenue Bonds                           1.72%

Escrowed to Maturity Bonds                             7.12%

Higher Education Revenue Bonds                        15.44%

Hospital Revenue Bonds                                11.59%

Investor Owned Utilities Revenue Bonds                 0.53%

Municipal Lease Revenue Bonds                          4.75%

Parking Revenue Bonds                                  0.81%

Political Subdivision General Obligation Bonds         0.35%

Ports & Harbors Revenue Bonds                          1.78%

Pre-Refunded Bonds                                    11.20%

School District General Obligation Bonds               3.42%

Single Family Housing Revenue Bonds                    2.15%

Tax Increment/Special Assessment Bonds                 0.99%

Territorial Revenue Bonds                              2.91%

Transportation Revenue Bonds                           0.91%

Turnpike/Toll Road Revenue Bonds                       2.38%

Water & Sewer Revenue Bonds                           13.27%
---------------------------------------------------------------
Variable Rate Demand Notes                             2.22%
---------------------------------------------------------------
Total Market Value                                    98.80%
---------------------------------------------------------------
Receivables and Other Assets Net of Liabilities        1.20%
---------------------------------------------------------------
Total Net Assets                                     100.00%
---------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statement                                    February 28, 2006
--------------------------------------------------------------------------------
   OF NET ASSETS
                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.58%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.49%
   Allegheny County Airport Revenue
      (Pittsburgh International Airport Project)
      Series A 5.75% 1/1/14 (MBIA) (AMT)              $ 6,910,000  $  7,630,989
   Lehigh Northampton Airport Authority
      Revenue (Lehigh Valley Airport Project)
      Series A
      6.00% 5/15/25 (MBIA) (AMT)                        1,525,000     1,642,395
      6.00% 5/15/30 (MBIA) (AMT)                        2,700,000     2,907,846
   Philadelphia Authority for Industrial
      Development Revenue
      (Sub-Air Cargo Project) Series A
      7.50% 1/1/25 (AMT)                                2,500,000     2,671,925
                                                                   ------------
                                                                     14,853,155
                                                                   ------------
Continuing Care/Retirement Revenue Bonds - 2.46%
   Bucks County Industrial Development
      Authority Multi-Family County-Guaranteed
      (New Hope Manor Project) Series A
      5.40% 3/1/22 (AMT)                                1,265,000     1,314,272
      5.50% 3/1/41 (AMT)                                5,340,000     5,509,918
   Delaware County Industrial Development
      Authority Revenue Care Institute
      (Main Line Care Institute Project)
      9.00% 8/1/31                                      1,782,389     1,480,506
   Lancaster County Hospital Authority
      Revenue Health Center
      (Willow Valley Retirement Project)
      5.875% 6/1/31                                     2,100,000     2,218,713
   Lancaster Industrial Development
      Authority Revenue
      (Garden Spot Village Project)
      Series A 7.625% 5/1/31                            1,650,000     1,800,497
   Philadelphia Authority for Industrial
      Development Revenue
      (Germantown Senior Living
      Presbyterian Homes Project)
      Series A 5.625% 7/1/35                            2,295,000     2,343,700
                                                                   ------------
                                                                     14,667,606
                                                                   ------------
Corporate Backed Revenue Bonds - 10.31%
   Allegheny County Industrial Development
      Authority Environmental Improvement
      Revenue (USX Corp. Project)
      5.50% 12/1/29                                    13,000,000    13,507,780
   Beaver County Industrial Development
      Authority Pollution Control Revenue
      (Atlantic Richfield Co. Project)
      5.95% 7/1/21                                      5,100,000     5,241,270
   Bucks County Industrial Development
      Authority Environmental Improvement
      Revenue (USX Corp. Project)
      5.40% 11/1/17                                     2,250,000     2,414,475
   Dauphin County Industrial Development
      Authority Water Revenue
      (Dauphin Consolidated Water
      Supply Project) Series B 6.70% 6/1/17             1,750,000     2,126,303
   Delaware County Industrial Development
      Authority Water Facilities Revenue
      (Aqua Income Project) Series C
      5.00% 2/1/35 (FGIC) (AMT)                         7,670,000     7,951,949

                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Corporate Backed Revenue Bonds (continued)
   Delaware County Industrial Development
      Authority Water Facilities Revenue
      (Philadelphia Suburban Water Project)
      6.00% 6/1/29 (FGIC) (AMT)                       $ 3,000,000  $  3,228,240
   Luzerne County Industrial Development
      Authority Water Facilities Revenue
      (American Water Co. Project)
      Series A 5.10% 9/1/34 (AMBAC) (AMT)              15,000,000    15,617,400
   Pennsylvania Economic Development
      Financing Authority Solid Waste
      Disposal Revenue
      (Proctor & Gamble Paper Project)
      5.375% 3/1/31 (AMT)                              10,000,000    11,346,200
                                                                   ------------
                                                                     61,433,617
                                                                   ------------
Electric & Gas Revenue Bonds - 1.72%
   Carbon County Industrial Development
      Authority Resource Recovery
      (Panther Creek Partners Project)
      6.65% 5/1/10 (AMT)                                7,790,000     8,230,135
   ^Philadelphia Gas Works Revenue Capital
      Appreciation Series C
      6.884% 1/1/12 (AMBAC)                             2,500,000     2,004,200
                                                                   ------------
                                                                     10,234,335
                                                                   ------------
Escrowed to Maturity Bonds - 7.12%
   Delaware County Authority Health
      Facilities Revenue
      (Mercy Health Corp. Project)
      6.00% 12/15/26                                    3,500,000     3,639,755
   Pennsylvania State Higher Educational
      Facilities Authority College & University
      Revenue (University of the Arts Project)
      5.20% 3/15/25 (RADIAN)                            4,490,000     4,654,693
   Philadelphia Authority for Industrial
      Development Commercial Revenue
      (Girard Estates Facilities Leasing Project)
      5.00% 5/15/27                                     4,500,000     4,561,200
   Philadelphia Hospitals & Higher Education
      Facilities Authority Revenue
      (Presbyterian Medical Center Project)
      6.65% 12/1/19                                    13,000,000    15,902,901
   Pittsburgh Water & Sewer Authority
      Revenue (Crossover Refunding Projects)
      7.25% 9/1/14 (FGIC)                               8,355,000     9,642,923
   Pottsville School District
      9.375% 5/1/06 (AMBAC)                               105,000       106,079
   Southcentral General Authority Revenue
      (Wellspan Health Obligated Project)
      5.625% 5/15/26                                    3,610,000     3,957,932
                                                                   ------------
                                                                     42,465,483
                                                                   ------------
Higher Education Revenue Bonds - 15.44%
   Allegheny County Higher Education
      Building Authority Revenue
      (Carnegie Mellon University Project)
      5.25% 3/1/32                                      1,900,000     2,009,611
      (Chatham College Project)
      Series A 5.85% 3/1/22                               650,000       691,002
      Series A 5.95% 3/1/32                             1,000,000     1,059,030
      Series B 5.75% 11/15/35                           4,000,000     4,227,320

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statement
--------------------------------------------------------------------------------
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Delaware County Authority College Revenue
      (Eastern College Project) Series B
      5.50% 10/1/19                                   $ 4,175,000  $  4,276,369
      5.50% 10/1/24                                     2,850,000     2,916,377
      (Haverford College Project)
      5.75% 11/15/29                                    1,875,000     2,050,763
   Erie Higher Education Building Authority
      College Revenue (Mercyhurst College
      Project) Series B 5.00% 3/15/23                     750,000       763,200
   Lehigh County General Purpose Authority
      Revenue (Desales University Project)
      5.125% 12/15/23 (RADIAN)                          5,000,000     5,213,650
   Lycoming County Authority College Revenue
      (Pennsylvania College of Technology
      Project) 5.375% 7/1/30 (AMBAC)                    5,000,000     5,326,800
   Pennsylvania Economic Development
      Financing Authority School Revenue
      (Germantown Friends School Project)
      5.35% 8/15/31                                     2,820,000     2,956,065
   Pennsylvania State Higher Educational
      Facilities Authority College &
      University Revenue
      (Drexel University Project) Series A
      5.20% 5/1/29                                      1,500,000     1,565,835
      5.20% 5/1/32                                      1,000,000     1,041,720
      (Lafayette College Project)
      6.00% 5/1/30                                      2,500,000     2,725,450
      (Philadelphia University Project)
      5.00% 6/1/35                                      1,665,000     1,672,842
      6.00% 6/1/29 (RADIAN)                             1,800,000     1,936,998
      (Thomas Jefferson University Project)
      5.00% 1/1/29                                      5,000,000     5,175,300
      (Trustees University) Series C
      5.00% 7/15/38                                     6,000,000     6,323,520
      (Ursinus College)
      5.125% 1/1/33 (RADIAN)                            2,000,000     2,067,180
      (Widener University) 5.00% 7/15/39                7,915,000     8,082,797
   Pennsylvania State Public School
      Building Authority Revenue
      (Lehigh Career & Technical Institute
      Project) 5.125% 10/1/28 (FGIC)                    2,800,000     2,957,136
   Pennsylvania State University
      5.00% 9/1/29                                      2,500,000     2,646,400
   Philadelphia Hospitals & Higher Educational
      Facilities Authority College Revenue
      (Chestnut Hill College Project)
      6.00% 10/1/29                                     4,360,000     4,479,290
   Philadelphia Redevelopment Authority
      Revenue (Beech Student Housing
      Complex Project)
      5.50% 7/1/35 (ACA)                                1,500,000     1,575,060
      5.625% 7/1/28 (ACA)                               1,000,000     1,067,780
   Swarthmore Borough Authority College
      Revenue (Swarthmore College Project)
      5.00% 9/15/31                                    15,000,000    15,524,249
   West Cornwall Township Municipal
      Authority College Revenue
      (Elizabethtown College Project)
      6.00% 12/15/27                                    1,615,000     1,719,910
                                                                   ------------
                                                                     92,051,654
                                                                   ------------

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 11.59%
   Allegheny County Hospital Development
      Authority Revenue
      (Ohio Valley General Hospital Project)
      Series A 5.125% 4/1/35                          $ 1,750,000  $  1,770,720
   Berks County Municipal Authority Revenue
      (Health Care Reading Hospital Pooled
      Financing Project) 5.00% 3/1/28                  11,750,000    12,004,153
   Chester County Health & Educational
      Facilities Authority Revenue
      (Jefferson Health Systems Project)
      Series B 5.375% 5/15/27                          14,270,000    14,785,431
   Lancaster County Hospital Revenue
      (General Hospital Project)
      5.50% 3/15/26                                     3,000,000     3,163,590
   Monroe County Hospital Authority Revenue
      (Pocono Medical Center Project)
      6.00% 1/1/43                                      6,710,000     7,190,704
   Montgomery County Higher Education &
      Health Authority Revenue
      (Abington Memorial Hospital) Series A
      5.125% 6/1/32                                     4,600,000     4,728,708
      (Catholic Health East)
      Series C 5.50% 11/15/24                           1,150,000     1,233,341
   Mount Lebanon Hospital Authority Revenue
      (St. Clair Memorial Hospital Project)
      Series A 5.625% 7/1/32                            4,500,000     4,734,495
   Pennsylvania Economic Development
      Financing Authority Revenue
      (Dr. Gertrude A. Barber Center, Inc.
      Project) 5.90% 12/1/30 (RADIAN)                   2,250,000     2,425,838
   Pennsylvania State Higher Educational
      Facilities Authority Revenue
      (UPMC Health Systems Project)
      Series A 6.00% 1/15/31                           10,000,000    10,944,400
   St. Mary Hospital Authority Health System
      Revenue (Catholic Health East) Series B
      5.375% 11/15/34                                   5,750,000     6,124,325
                                                                   ------------
                                                                     69,105,705
                                                                   ------------
Investor Owned Utilities Revenue Bonds - 0.53%
   Indiana County Industrial Development
      Authority Pollution Control Revenue
      (PSE&G Power Project)
      5.85% 6/1/27 (AMT)                                3,000,000     3,150,570
                                                                   ------------
                                                                      3,150,570
                                                                   ------------
Municipal Lease Revenue Bonds - 4.75%
   Pennsylvania State Public School Building
      Authority Revenue (Lehigh Career &
      Technical Institute Project)
      5.25% 10/1/32 (FGIC)                              2,140,000     2,286,633
   Philadelphia Authority for Industrial
      Development Lease Revenue Series B
      5.25% 10/1/30 (FSA)                               4,510,000     4,780,555
   Philadelphia Redevelopment Authority
      Revenue (Neighborhood Transformation)
      Series C 5.00% 4/15/31 (FGIC)                     4,000,000     4,210,960
   Puerto Rico Public Buildings Authority
      Revenue (Government Facilities)
      Series I 5.25% 7/1/33                            16,000,000    17,032,000
                                                                   ------------
                                                                     28,310,148
                                                                   ------------

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statement
--------------------------------------------------------------------------------
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Parking Revenue Bonds - 0.81%
   Pennsylvania Economic Development
      Financing Authority Revenue
      (30th Street Station Garage Project)
      5.875% 6/1/33 (ACA) (AMT)                       $ 4,500,000  $  4,831,695
                                                                   ------------
                                                                      4,831,695
                                                                   ------------
Political Subdivision General Obligation Bonds - 0.35%
   Lancaster County Series A
      5.00% 11/1/27 (FGIC)                              2,000,000     2,083,360
                                                                   ------------
                                                                      2,083,360
                                                                   ------------
Ports & Harbors Revenue Bonds - 1.78%
   Delaware River Port Authority
      (Pennsylvania & New Jersey Port
      District Project)
      Series B 5.70% 1/1/21 (FSA)                       8,560,000     9,188,304
   Erie, Western Pennsylvania Port Authority
      General Revenue
      6.25% 6/15/10 (AMT)                               1,365,000     1,416,501
                                                                   ------------
                                                                     10,604,805
                                                                   ------------
-/-Pre-Refunded Bonds - 11.20%
   Abington School District
      6.00% 5/15/26-06 (FGIC)                           6,000,000     6,034,080
   Erie Water Authority Revenue
      Series A 5.125% 12/1/25-11 (MBIA)                 4,000,000     4,318,360
   Harrisburg Authority Office & Parking
      Revenue Series A 6.00% 5/1/19-08                  7,500,000     7,902,150
   Indiana County Industrial Development
      Authority Revenue (Student Co-op
      Association, Inc. Project) Series A
      5.875% 11/1/24-06 (AMBAC)                         1,000,000     1,016,870
      5.875% 11/1/29-06 (AMBAC)                         1,000,000     1,016,870
   Montgomery County Higher Education &
      Health Authority Revenue
      (Beaver College Project)
      5.85% 4/1/21-06 (Connie Lee)                      5,465,000     5,585,449
   Norwin School District
      6.00% 4/1/30-10 (FGIC)                            2,000,000     2,179,040
   Pennsylvania State Higher Education
      Assistance Agency Capital Acquisition
      5.875% 12/15/30-10 (MBIA)                         7,385,000     8,141,667
   Pennsylvania State Higher Educational
      Facilities Authority Revenue
      (Drexel University Project)
      6.00% 5/1/29-09                                   3,000,000     3,222,600
      (Ursinus College Project)
      5.90% 1/1/27-07                                   1,000,000     1,040,090
   Pennsylvania State Turnpike
      Commission Series F
      5.00% 7/15/31-11 (AMBAC)                          1,000,000     1,077,820
      5.00% 7/15/41-11 (AMBAC)                          1,600,000     1,724,512
   Philadelphia Authority for Industrial
      Development Revenue
      (Stapeley Hall Germantown Continuing
      Care Community Project)
      6.60% 1/1/16-07                                   5,250,000     5,422,725
   Southcentral General Authority Revenue
      (Wellspan Health Obligated Project)
      5.625% 5/15/26-11                                16,390,000    18,065,386
                                                                   ------------
                                                                     66,747,619
                                                                   ------------

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 3.42%
   Abington School District Series A
      5.00% 4/1/29 (FSA)                              $ 3,085,000  $  3,271,828
   Canon McMillan School District
      Series B 5.25% 12/1/34 (FGIC)                     3,580,000     3,833,965
   Catasauqua Area School District
      5.00% 2/15/31 (FSA)                               1,000,000     1,061,640
      5.00% 2/15/36 (FSA)                               2,100,000     2,215,458
   Greater Johnstown School District
      Series C 5.125% 8/1/25 (MBIA)                     7,500,000     7,883,625
   McGuffey School District
      5.125% 8/1/31 (FGIC)                              2,000,000     2,123,520
                                                                   ------------
                                                                     20,390,036
                                                                   ------------
Single Family Housing Revenue Bonds - 2.15%
   Allegheny County Residential Finance
      Authority Single Family Mortgage Revenue
      Series II-2 5.90% 11/1/32 (GNMA) (AMT)              925,000       963,665
      Series KK-2 5.40% 5/1/26 (GNMA) (AMT)             2,605,000     2,689,350
   Pennsylvania Housing Finance Agency
      Single Family Mortgage Revenue
      Series 66A 5.65% 4/1/29 (AMT)                     3,765,000     3,850,428
      Series 72A 5.35% 10/1/31 (AMT)                    5,190,000     5,306,360
                                                                   ------------
                                                                     12,809,803
                                                                   ------------
Tax Increment/Special Assessment Bonds - 0.99%
   Allegheny County Redevelopment
      Authority Revenue
      (Pittsburgh Mills Project)
      5.60% 7/1/23                                      2,000,000     2,109,900
      (Waterfront Project) Series B
      6.00% 12/15/10                                    1,000,000     1,056,010
      6.40% 12/15/18                                    2,500,000     2,737,050
                                                                   ------------
                                                                      5,902,960
                                                                   ------------
Territorial Revenue Bonds - 2.91%
   Puerto Rico Commonwealth Highway &
      Transportation Authority Revenue
      Series G 5.00% 7/1/33                             3,000,000     3,083,280
      Series G 5.00% 7/1/42                             5,000,000     5,116,850
      Series J 5.00% 7/1/34                             3,550,000     3,658,417
   Puerto Rico Commonwealth Infrastructure
      Financing Authority Tax Revenue
      Series B 5.00% 7/1/41                             5,350,000     5,502,529
                                                                   ------------
                                                                     17,361,076
                                                                   ------------
Transportation Revenue Bonds - 0.91%
   Pennsylvania Economic Development
      Financing Authority Exempt Facilities
      Revenue (Amtrak Project)
      Series A 6.375% 11/1/41 (AMT)                     5,000,000     5,399,350
                                                                   ------------
                                                                      5,399,350
                                                                   ------------
Turnpike/Toll Road Revenue Bonds - 2.38%
   Delaware River Toll Bridge 5.00% 7/1/28              3,000,000     3,119,340
   Pennsylvania State Turnpike
      Commission Revenue
      Series A 5.00% 12/1/34 (AMBAC)                    8,000,000     8,425,520
      Series R 5.00% 12/1/30 (AMBAC)                    2,500,000     2,620,225
                                                                   ------------
                                                                     14,165,085
                                                                   ------------

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statement
--------------------------------------------------------------------------------
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 13.27%
   Allegheny County Sanitation Authority
      Sewer Revenue Series A
      5.00% 12/1/30 (MBIA)                            $ 2,500,000  $  2,657,575
 **First Albany Corp. Municipal Trusts
      Inverse Floater
      5.95% 12/15/14 (AMBAC)                           46,500,000    52,731,464
   Philadelphia Water & Waste Revenue
      Series A 5.00% 7/1/35 (FSA)                       7,130,000     7,501,830
   Pittsburgh Water & Sewer Authority
      Revenue First Lien
      5.00% 9/1/29 (MBIA)                               2,210,000     2,334,114
      5.125% 12/1/31 (AMBAC)                           10,000,000    10,626,999
   Westmoreland County Municipal
      Authority Service Revenue
      5.25% 8/15/28 (FSA)                               3,000,000     3,257,280
                                                                   ------------
                                                                     79,109,262
                                                                   ------------
   Total Municipal Bonds (cost $532,241,161)                        575,677,324
                                                                   ------------

--------------------------------------------------------------------------------
oVariable Rate Demand Notes - 2.22%
--------------------------------------------------------------------------------
  Chester County Industrial Development
      Authority Revenue
      (Archdiocese of Philadelphia)
      2.93% 7/1/31                                      2,500,000     2,500,000
   Philadelphia Authority for Industrial
      Development Revenue
      (Newcourtland Elder Services Project)
      2.93% 3/1/27                                      6,000,000     6,000,000
   Southcentral General Authority Revenue
      (Wellspan Health Obligated Project)
      Series C 3.17% 5/15/35 (AMBAC)                    4,700,000     4,700,000
                                                                   ------------
Total Variable Rate Demand Notes
   (cost $13,200,000)                                                13,200,000
                                                                   ------------
Total Market Value of Securities - 98.80%
   (cost $545,441,161)                                              588,877,324
Receivables and Other Assets
   Net of Liabilities - 1.20%                                         7,164,007
                                                                   ------------
Net Assets Applicable to 73,472,495
   Shares Outstanding - 100.00%                                    $596,041,331
                                                                   ============

Net Asset Value - Delaware Tax-Free Pennsylvania Fund
   Class A ($570,329,113 / 70,302,933 Shares)                      $       8.11
                                                                   ------------
Net Asset Value - Delaware Tax-Free Pennsylvania Fund
   Class B ($17,761,783 / 2,189,654 Shares)                        $       8.11
                                                                   ------------
Net Asset Value - Delaware Tax-Free Pennsylvania Fund
   Class C ($7,950,435 / 979,908 Shares)                           $       8.11
                                                                   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2006:
Shares of beneficial interest
   (unlimited authorization -- no par)                             $576,295,511
Accumulated net realized loss on investments                        (23,690,343)
Net unrealized appreciation of investments                           43,436,163
                                                                   ------------
Total net assets                                                   $596,041,331
                                                                   ============

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2006. See
      Note 7 in "Notes to Financial Statements."

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

-/- Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See
      Note 7 in "Notes to Financial Statements."

o Variable rate security. The interest rate shown is the rate as of February 28, 2006.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)                                        $       8.11
Sales charge (4.50% of offering price) (B)                                 0.38
                                                                   ------------
Offering price                                                     $       8.49
                                                                   ============

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)   See the current prospectus for purchases of $100,000 or more.

See accompanying notes

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statement                                    Year Ended February 28, 2006
--------------------------------------------------------------------------------
   OF OPERATIONS

Investment Income:
   Interest                                                                           $  31,728,732
                                                                                      -------------

Expenses:
   Management fees                                                     $  3,311,888
   Distribution expenses -- Class A                                       1,563,147
   Distribution expenses -- Class B                                         198,276
   Distribution expenses -- Class C                                          75,011
   Dividend disbursing and transfer agent fees and expenses                 359,544
   Accounting and administration expenses                                   231,839
   Legal and professional fees                                               94,295
   Insurance fees                                                            49,568
   Trustees' fees                                                            32,824
   Reports and statements to shareholders                                    26,969
   Registration fees                                                         22,199
   Custodian fees                                                            14,559
   Pricing fees                                                               3,541
   Other                                                                     10,992       5,994,652
                                                                       ------------
   Less waived distribution expenses -- Class A                                            (245,095)
   Less expense paid indirectly                                                              (5,535)
                                                                                      -------------
   Total expenses                                                                         5,744,022
                                                                                      -------------
Net Investment Income                                                                    25,984,710
                                                                                      -------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investments                                                       2,019,077
   Net change in unrealized appreciation/depreciation of investments                     (4,373,724)
                                                                                      -------------
Net Realized and Unrealized Loss on Investments                                          (2,354,647)
                                                                                      -------------

Net Increase in Net Assets Resulting from Operations                                  $  23,630,063
                                                                                      =============

See accompanying notes

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Statements
--------------------------------------------------------------------------------
   OF CHANGES IN NET ASSETS

                                                                                                Year Ended
                                                                                          2/28/06         2/28/05
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                               $  25,984,710   $  28,586,626
   Net realized gain (loss) on investments                                                 2,019,077      (2,301,473)
   Net change in unrealized appreciation/depreciation of investments                      (4,373,724)     (6,871,442)
                                                                                       -------------   -------------
   Net increase in net assets resulting from operations                                   23,630,063      19,413,711
                                                                                       -------------   -------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                             (25,027,299)    (27,377,048)
     Class B                                                                                (694,972)       (966,625)
     Class C                                                                                (262,439)       (242,953)
                                                                                       -------------   -------------
                                                                                         (25,984,710)    (28,586,626)
                                                                                       -------------   -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                              16,672,721      19,585,281
     Class B                                                                                 889,307         839,761
     Class C                                                                               1,745,792       1,176,846

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                              14,709,393      15,748,757
     Class B                                                                                 373,907         489,434
     Class C                                                                                 193,099         180,938
                                                                                       -------------   -------------
                                                                                          34,584,219      38,021,017
                                                                                       -------------   -------------

   Cost of shares repurchased:
     Class A                                                                             (57,983,544)    (65,815,138)
     Class B                                                                              (6,658,177)     (7,252,145)
     Class C                                                                                (810,262)       (501,276)
                                                                                       -------------   -------------
                                                                                         (65,451,983)    (73,568,559)
                                                                                       -------------   -------------
Decrease in net assets derived from capital share transactions                           (30,867,764)    (35,547,542)
                                                                                       -------------   -------------
Net Decrease in Net Assets                                                               (33,222,411)    (44,720,457)

Net Assets:
   Beginning of year                                                                     629,263,742     673,984,199
                                                                                       -------------   -------------
   End of year (there was no undistributed net investment income at either year end)   $ 596,041,331   $ 629,263,742
                                                                                       =============   =============

See accompanying notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free Pennsylvania Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                             2/28/06        2/28/05        2/29/04        2/28/03        2/28/02
Net asset value, beginning of period                       $     8.140   $      8.250   $      8.140   $      7.950   $      7.820

Income (loss) from investment operations:
Net investment income                                            0.347          0.365          0.365          0.374          0.387
Net realized and unrealized gain (loss) on investments          (0.030)        (0.110)         0.110          0.189          0.130
                                                           -----------   ------------   ------------   ------------   ------------
Total from investment operations                                 0.317          0.255          0.475          0.563          0.517
                                                           -----------   ------------   ------------   ------------   ------------

Less dividends and distributions from:
Net investment income                                           (0.347)        (0.365)        (0.365)        (0.373)        (0.387)
                                                           -----------   ------------   ------------   ------------   ------------
Total dividends and distributions                               (0.347)        (0.365)        (0.365)        (0.373)        (0.387)
                                                           -----------   ------------   ------------   ------------   ------------

Net asset value, end of period                             $     8.110   $      8.140   $      8.250   $      8.140   $      7.950
                                                           ===========   ============   ============   ============   ============

Total return(1)                                                   3.97%          3.23%          6.00%          7.29%          6.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $   570,329   $    599,172   $    638,325   $    669,042   $    682,030
Ratio of expenses to average net assets                           0.91%          0.89%          0.90%          0.92%          0.89%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly         0.95%          0.93%          0.94%          0.92%          0.89%
Ratio of net investment income to average net assets              4.27%          4.54%          4.47%          4.69%          4.92%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly         4.23%          4.50%          4.43%          4.69%          4.92%
Portfolio turnover                                                  13%            11%            12%            18%            38%

(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Tax-Free Pennsylvania Fund Class B
--------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                          2/28/06      2/28/05       2/29/04       2/28/03       2/28/02
Net asset value, beginning of period                    $    8.140   $     8.250   $     8.140   $     7.950   $     7.820

Income (loss) from investment operations:
Net investment income                                        0.285         0.303         0.301         0.312         0.324
Net realized and unrealized gain (loss) on investments      (0.030)       (0.110)        0.110         0.189         0.130
                                                        ----------   -----------   -----------   -----------   -----------
Total from investment operations                             0.255         0.193         0.411         0.501         0.454
                                                        ----------   -----------   -----------   -----------   -----------

Less dividends and distributions from:
Net investment income                                       (0.285)       (0.303)       (0.301)       (0.311)       (0.324)
                                                        ----------   -----------   -----------   -----------   -----------
Total dividends and distributions                           (0.285)       (0.303)       (0.301)       (0.311)       (0.324)
                                                        ----------   -----------   -----------   -----------   -----------

Net asset value, end of period                          $    8.110   $     8.140   $     8.250   $     8.140   $     7.950
                                                        ==========   ===========   ===========   ===========   ===========

Total return(1)                                               3.17%         2.44%         5.17%         6.46%         5.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $   17,762   $    23,235   $    29,589   $    34,914   $    37,533
Ratio of expenses to average net assets                       1.68%         1.67%         1.68%         1.70%         1.69%
Ratio of net investment income to average net assets          3.50%         3.76%         3.69%         3.91%         4.12%
Portfolio turnover                                              13%           11%           12%           18%           38%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                 Delaware Tax-Free Pennsylvania Fund Class C
---------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                         2/28/06      2/28/05      2/29/04      2/28/03      2/28/02
Net asset value, beginning of period                    $   8.140   $    8.250   $    8.140   $    7.950   $    7.820

Income (loss) from investment operations:
Net investment income                                       0.284        0.302        0.301        0.312        0.324
Net realized and unrealized gain (loss) on investments     (0.030)      (0.110)       0.110        0.189        0.130
                                                        ---------   -----------  ----------   ----------   ----------
Total from investment operations                            0.254        0.192        0.411        0.501        0.454
                                                        ---------   -----------  ----------   ----------   ----------

Less dividends and distributions from:
Net investment income                                      (0.284)      (0.302)      (0.301)      (0.311)      (0.324)
                                                        ---------   -----------  ----------   ----------   ----------
Total dividends and distributions                          (0.284)      (0.302)      (0.301)      (0.311)      (0.324)
                                                        ---------   -----------  ----------   ----------   ----------

Net asset value, end of period                          $   8.110   $    8.140   $    8.250   $    8.140   $    7.950
                                                        =========   ==========   ==========   ==========   ==========

Total return(1)                                              3.17%        2.43%        5.17%        6.46%        5.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $   7,950   $    6,857   $    6,070   $    5,197   $    4,512
Ratio of expenses to average net assets                      1.68%        1.67%        1.68%        1.70%        1.69%
Ratio of net investment income to average net assets         3.50%        3.76%        3.69%        3.91%        4.12%
Portfolio turnover                                             13%          11%          12%          18%          38%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Notes                                        February 28, 2006
--------------------------------------------------------------------------------
   TO FINANCIAL STATEMENTS

Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of the Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1.    Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in the custodian fees and on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective June 1, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to June 1, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to waive distribution and service fees through June 30, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At February 28, 2006, the Fund had liabilities payable to affiliates as follows:

   Investment management fees payable to DMC                     $   247,600
   Dividend disbursing, transfer agent, accounting
      and administration fees and other expenses
      payable to DSC                                                  48,419
   Distribution Fees Payable to DDLP                                 119,148
   Other expenses payable to DMC and affiliates*                      12,175

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended February 28, 2006, the Fund was charged $37,392 for internal legal services provided by DMC.

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Notes
--------------------------------------------------------------------------------
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended February 28, 2006, DDLP earned $45,932 for commissions on sales of the Fund's Class A shares. For the year ended February 28, 2006, DDLP received gross contingent deferred sales charge commissions of $3,550, $17,373 and $807 on redemption of the Fund's Class A, Class B and Class C shares, respectively and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3.    Investments

For the year ended February 28, 2006, the Fund made purchases of $76,201,712 and sales of $119,453,862 of investment securities other than short-term investments.

At February 28, 2006, the cost of investments for federal income tax purposes was $550,136,971. At February 28, 2006, net unrealized appreciation was $38,740,353, of which $38,974,831 related to unrealized appreciation of investments and $234,478 related to unrealized depreciation of investments.

4.    Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended February 28, 2006 and 2005 was as follows:

                                                        Year Ended
                                                   2/28/06        2/28/05
                                                ------------   -------------
   Tax-exempt income                            $ 25,984,710   $  28,586,626

As of February 28, 2006, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                               $ 576,295,511
   Capital loss carryforwards                                    (18,994,533)
   Unrealized appreciation of investments                         38,740,353
                                                               -------------
   Net assets                                                  $ 596,041,331
                                                                =============

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at February 28, 2006 will expire as follows: $9,193,068 expires in 2008, $8,323,306 expires in 2009, $1,161,652 expires in 2010 and $316,507 expires in 2014.

5.    Capital Shares

Transactions in capital shares were as follows:

                                                            Year Ended
                                                        2/28/06         2/28/05
Shares sold:
   Class A                                            2,053,783       2,429,500
   Class B                                              109,469         104,213
   Class C                                              214,354         146,265

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                            1,808,881       1,952,449
   Class B                                               45,977          60,707
   Class C                                               23,752          22,433
                                                     ----------      ----------
                                                      4,256,216       4,715,567
                                                     ----------      ----------

Shares repurchased:
   Class A                                           (7,136,054)     (8,183,287)
   Class B                                             (819,201)       (898,361)
   Class C                                             (100,096)        (62,560)
                                                     ----------      ----------
                                                     (8,055,351)     (9,144,208)
                                                     ----------      ----------
Net decrease                                         (3,799,135)     (4,428,641)
                                                     ==========      ==========

For the years ended February 28, 2006 and 2005, 522,668 Class B shares were converted to 522,449 Class A shares valued at $4,249,239 and 510,991 Class B shares were converted to 510,991 Class A shares valued at $4,123,073, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6.    Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of February 28, 2006, or at any time during the year.

--------------------------------------------------------------------------------
                                             Delaware Tax-Free Pennsylvania Fund
Notes
--------------------------------------------------------------------------------
   TO FINANCIAL STATEMENTS (CONTINUED)

7.    Credit and Market Risk

The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

The Fund may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statement of Net Assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investor's Service, Inc., Standard & Poor's Rating Group, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At February 28, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

8.    Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9.    Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2006, the Fund designates distributions paid during the year as follows:

     (A)
  Long-Term          (B)
Capital Gains     Tax-exempt        Total
Distributions   Distributions   Distributions
 (Tax Basis)     (Tax Basis)     (Tax Basis)
-------------   -------------   -------------
      --            100%             100%

(A) and (B) are based on a percentage of the Fund's total distributions.

Report
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust -
Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free Pennsylvania Fund (the sole series of Delaware Group State Tax-Free Income Trust) (the "Fund") as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Pennsylvania Fund of Delaware Group State Tax-Free Income Trust at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernet & Young LLP

Philadelphia, Pennsylvania

April 10, 2006

Delaware Investments(R) Family of Funds
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                Number of              Other
                                                                      Principal             Portfolios in Fund      Directorships
       Name,             Position(s)                                Occupation(s)           Complex Overseen           Held by
      Address             Held with        Length of Time               During                 by Trustee              Trustee
   and Birthdate           Fund(s)             Served                Past 5 Years              or Officer             or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 Jude T. Driscoll(2)      Chairman,          5 Years -            Since August 2000,               87                   None
  2005 Market Street      President,     Executive Officer    Mr. Driscoll has served in
   Philadelphia, PA    Chief Executive                       various executive capacities
        19103            Officer and         2 Years -          at different times at
                           Trustee            Trustee          Delaware Investments(1)
    March 10, 1963

-----------------------------------------------------------------------------------------------------------------------------------
independent trustees
 Thomas L. Bennett         Trustee             Since              Private Investor -               87                   None
 2005 Market Street                        March 23, 2005       (March 2004 - Present)
  Philadelphia, PA
       19103                                                     Investment Manager -
                                                                 Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
    John A. Fry            Trustee            4 Years                President -                   87                Director -
 2005 Market Street                                          Franklin & Marshall College                          Community Health
  Philadelphia, PA                                              (June 2002 - Present)                                 Systems
       19103
                                                              Executive Vice President -
    May 28, 1960                                              University of Pennsylvania
                                                               (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------
  Anthony D. Knerr         Trustee            12 Years       Founder/Managing Director -           87                   None
 2005 Market Street                                           Anthony Knerr & Associates
  Philadelphia, PA                                              (Strategic Consulting)
       19103                                                       (1990 - Present)

  December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
Lucinda S. Landreth        Trustee             Since          Chief Investment Officer -           87                   None
 2005 Market Street                        March 23, 2005           Assurant, Inc.
  Philadelphia, PA                                                   (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
-----------------------------------------------------------------------------------------------------------------------------------
    Ann R. Leven           Trustee            16 Years          Treasurer/Chief Fiscal             87               Director and
 2005 Market Street                                                   Officer -                                   Audit Committee
  Philadelphia, PA                                             National Gallery of Art                           Chairperson - Andy
       19103                                                        (1994 - 1999)                                Warhol Foundation
  November 1, 1940

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of              Other
                                                                       Principal            Portfolios in Fund      Directorships
       Name,             Position(s)                                 Occupation(s)          Complex Overseen          Held by
      Address             Held with       Length of Time                During                  by Trustee             Trustee
   and Birthdate           Fund(s)            Served                 Past 5 Years               or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

  Thomas F. Madison        Trustee           11 Years              President/Chief                 87                 Director -
 2005 Market Street                                              Executive Officer -                               Banner Health
  Philadelphia, PA                                                MLM Partners, Inc.
        19103                                                 (Small Business Investing                              Director -
                                                                   and Consulting)                               CenterPoint Energy
  February 25, 1936                                            (January 1993 - Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                       Rimage
                                                                                                                    Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Janet L. Yeomans         Trustee            6 Years             Vice President                   87                   None
 2005 Market Street                                            (January 2003 - Present)
  Philadelphia, PA                                                   and Treasurer
        19103                                                  (January 2006 - Present)
                                                                    3M Corporation
    July 31, 1948
                                                                Ms. Yeomans has held
                                                             various management positions
                                                             at 3M Corporation since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
  J. Richard Zecher        Trustee             Since                   Founder -                   87            Director and Audit
 2005 Market Street                         March 23, 2005        Investor Analytics                             Committee Member -
  Philadelphia, PA                                                (Risk Management)                              Investor Analytics
        19103                                                    (May 1999 - Present)
                                                                                                                 Director and Audit
    July 3, 1940                                                                                                 Committee Member -
                                                                                                                   Oxigene, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

  Michael P. Bishof         Senior        Chief Financial      Mr. Bishof has served in            87                   None(3)
 2005 Market Street     Vice President     Officer since     various executive capacities
  Philadelphia, PA           and         February 17, 2005      at different times at
        19103          Chief Financial                          Delaware Investments.
                           Officer
   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------
   David F. Connor     Vice President,  Vice President since   Mr. Connor has served as            87                   None(3)
 2005 Market Street     Deputy General   September 21,2000    Vice President and Deputy
  Philadelphia, PA       Counsel and       and Secretary      General Counsel of Delaware
        19103             Secretary            since           Investments since 2000.
                                          October 25, 2005
  December 2, 1963
-----------------------------------------------------------------------------------------------------------------------------------
 David P. O' Connor      Senior Vice        Senior Vice       Mr. O'Connor has served in           87                   None(3)
 2005 Market Street       President,        President,        various executive and legal
  Philadelphia, PA     General Counsel    General Counsel      capacities at different
        19103             and Chief       and Chief Legal                times
                        Legal Officer     Officer since        at Delaware Investments.
                                          October 25, 2005

  February 21, 1966
-----------------------------------------------------------------------------------------------------------------------------------
  John J. O'Connor       Senior Vice         Treasurer        Mr. O'Connor has served in           87                   None(3)
 2005 Market Street     President and          since         various executive capacities
  Philadelphia, PA        Treasurer      February 17, 2005      at different times at
        19103                                                    Delaware Investments.

    June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

1 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

2 Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

3 Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

--------------------------------------------------------------------------------
About
--------------------------------------------------------------------------------
   THE ORGANIZATION

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Jude T. Driscoll
Chairman
Delaware Investments(R) Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder/Managing  Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated Officers

Michael P. Bishof
Senior Vice President and
Chief Financial Officer
Delaware Investments(R) Family of Funds
Philadelphia, PA

David F. Connor
Vice President, Deputy General Counsel
and Secretary
Delaware Investments(R) Family of Funds
Philadelphia, PA

David P. O'Connor
Senior Vice President, General Counsel
and Chief Legal Officer
Delaware Investments(R) Family of Funds
Philadelphia, PA

John J. O'Connor
Senior Vice President and Treasurer
Delaware Investments(R) Family of Funds
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company,
a Series of Delaware Management Business Trust
Philadelphia, PA

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Web Site
www.delawareinvestments.com

Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Funds' Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
[DELAWARE INVESTMENTS(R) LOGO]
--------------------------------------------------------------------------------

Contact Information

Web Site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8:00 a.m. to 7:00 p.m. Eastern Time:

o     For fund information, literature, price, yield, and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------------------------------------------------------

(328)                                                         Printed in the USA
AR-007 [2/06] CGI 4/06                                     ANN-0603 TFPA PO10888

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             -----------

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $32,800 for the fiscal year ended February 28, 2006.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $24,700 for the fiscal year ended February 28, 2005.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/ Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.
             -------------------

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2006.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $34,575 for the registrant's fiscal year ended February 28, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $38,875 for the registrant's fiscal year ended February 28, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

         (c) Tax fees.
             ---------

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $6,500 for the fiscal year ended February 28, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended February 28, 2006.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended February 28, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended February 28, 2005.

         (d) All other fees.
             ---------------

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended February 28, 2006.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended February 28, 2006.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended February 28, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended February 28, 2005.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------- -----------------------------------
Service                                                                                     Range of Fees
--------------------------------------------------------------------------------- -----------------------------------
Audit Services
--------------------------------------------------------------------------------- -----------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------- -----------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------- -----------------------------------

--------------------------------------------------------------------------------- -----------------------------------
Service                                                                                     Range of Fees
--------------------------------------------------------------------------------- -----------------------------------
Audit-Related Services
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------- -----------------------------------
Tax Services
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation up to $25,000 in the aggregate of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------- -----------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------- -----------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

--------------------------------------------------------------------------------- -----------------------------------
Service                                                                                     Range of Fees
--------------------------------------------------------------------------------- -----------------------------------
Non-Audit Services
--------------------------------------------------------------------------------- -----------------------------------
Services associated with periodic reports and other documents filed with the up to $10,000 in the aggregate SEC and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------- -----------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $202,435 and $228,384 for the registrant's fiscal years ended February 28, 2006 and February 28, 2005, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


DELAWARE GROUP STATE TAX-FREE INCOME TRUST


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    May 8, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    May 8, 2006


         Michael P. Bishof
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    May 8, 2006